Exhibit 32.1
Form 10-KSB
Viking Systems, Inc.
File No. 000-49636



                                  CERTIFICATION

     I, Thomas B. Marsh, Chairman and Chief Executive Officer of Viking Systems, Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     o the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     January 27, 2004             By: /s/ Thomas B. Marsh
                                            ______________________
                                            Thomas B. Marsh
                                            Chairman and Chief Executive Officer















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